THE SWISS

                                    HELVETIA

                                   FUND, INC.

                                   www.swz.com


                                     A SWISS

                                   INVESTMENTS

                                      FUND


                          THE SWISS HELVETIA FUND, INC.

                                EXECUTIVE OFFICES

                          The Swiss Helvetia Fund, Inc.

                           1270 Avenue of the Americas

                                    Suite 400

                               New York, NY 10020

                                 1-888-SWISS-00

                                 (212) 332-2760

                               http://www.swz.com

QUARTERLY REPORT
FOR THE PERIOD ENDED
MARCH 31, 2002

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer

CHAIRMAN AND
CHIEF EXECUTIVE OFFICER
Eric R. Gabus
VICE CHAIRMAN (NON OFFICER)
Alexandre de Takacsy
DIRECTOR
Claude Frey
DIRECTOR
Baron Hottinger
DIRECTOR
Claude Mosseri-Marlio
DIRECTOR
Didier Pineau-Valencienne*
DIRECTOR
Stephen K. West, Esq.*
DIRECTOR
Samuel B. Witt III, Esq.**
DIRECTOR
Rodolphe E. Hottinger
PRESIDENT AND
CHIEF OPERATING OFFICER
Rudolf Millisits
SENIOR VICE PRESIDENT
Philippe Comby
VICE PRESIDENT
Sharon Kanovsky
VICE PRESIDENT
Edward J. Veilleux
VICE PRESIDENT AND TREASURER
Paul R. Brenner, Esq.
SECRETARY


--------------------------------------------------------------------------------
 * AUDIT COMMITTEE MEMBER
** AUDIT COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas

Suite 400
New York, New York 10020
(212) 332-7930
ADMINISTRATOR
Investment Company Capital Corp.
CUSTODIAN
Swiss American Securities Inc.
TRANSFER AGENT
PFPCInc.
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710
LEGAL COUNSEL
Paul R. Brenner, Esq. and
Salans Hertzfeld Heilbronn
Christy & Viener
INDEPENDENT AUDITORS
Deloitte & Touche LLP



The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas

Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax (212)332-7931
email: swz@swz.com

WEBSITE ADDRESS
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:00 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday edition of THE NEW YORK TIMES.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

REVIEW OF MACRO-ECONOMY AND
FINANCIAL MARKET CONDITIONS

     Since the beginning of the year, markets have found it difficult to consolidate their advance from the October 2001 low, although the picture differs from one economic zone to the other. The most affected is the U.S. market, while Europe, Japan and the emerging markets are faring better (in some cases much better) in local currencies and in U.S. dollars. Outside the U.S., the main reasons for improvement are the benefit of low interest rates and lower valuations. While U.S. blue chip corporations struggle to reestablish healthy balance sheets after the deflating of the stock market bubble of the late nineties, foreign corporations outside the technology and telecommunications sectors benefit from continued U.S. consumer spending and the resurgence of South East Asian economic activity.

--------------------------------------------------------------------------------
GLOBAL EQUITY INDEX PERFORMANCE (12/31/01 TO 3/31/02)
--------------------------------------------------------------------------------
                                   LOCAL        U.S.$
INDEX                            CURRENCY       TERMS
--------------------------------------------------------------------------------
 SPI--SWITZERLAND                   4.08%        3.54%
 DOW JONES INDUSTRIALS--U.S.        3.81%        3.81%
 S&P 500--U.S.                     -0.06%       -0.06%
 NASDAQ COMPOSITE--U.S.            -5.38%       -5.38%
 FTSE 100--LONDON                   0.57%       -1.05%
 CAC 40--FRANCE                     1.37%       -0.62%
 DAX INDEX--GERMANY                 4.59%        3.11%

SOURCES: BLOOMBERG, SWX, DOW JONES


[GRAPHIC OMITTED]
PLOTS TO FOLLOW:

CURRENCY EXCHANGE RATES--
NORMALIZED FROM 12/29/01
         EU/$     CHF/$
1/3/02   1        1
1/4/02   0.9955   1.0037
1/7/02   0.9935   1.004
1/8/02   0.9937   0.9985
1/9/02   0.9915   1.0012
1/10/02  0.9919   1.008
1/11/02  0.9928   1.0025
1/14/02  0.9948   1.007
1/15/02  0.9828   1.0037
1/16/02  0.9824   1.0045
1/17/02  0.9804   1.0042
1/18/02  0.9843   1.0099
1/22/02  0.9869   1.0115
1/23/02  0.9773   1.0302
1/24/02  0.977    1.0322
1/25/02  0.9623   1.027
1/28/02  0.9585   1.0343
1/29/02  0.9631   1.0392
1/30/02  0.9582   1.0359
1/31/02  0.9559   1.0264
2/1/02   0.9587   1.0269
2/4/02   0.9676   1.0258
2/5/02   0.9653   1.0224
2/6/02   0.965    1.0224
2/7/02   0.9681   1.018
2/8/02   0.9703   1.0189
2/11/02  0.9752   1.0276
2/12/02  0.9754   1.0265
2/13/02  0.9689   1.0254
2/14/02  0.972    1.0276
2/15/02  0.9717   1.0204
2/19/02  0.9749   1.0283
2/20/02  0.9676   1.0273
2/21/02  0.9683   1.0218
2/22/02  0.974    1.0264
2/25/02  0.9673   1.0332
2/26/02  0.9612   1.0311
2/27/02  0.9628   1.0256
2/28/02  0.9671   1.0323
3/1/02   0.9628   1.028
3/4/02   0.967    1.0241
3/5/02   0.9697   1.0171
3/6/02   0.9751   1.0092
3/7/02   0.9808   1.0187
3/8/02   0.9733   1.0157
3/11/02  0.9736   1.0145
3/12/02  0.9743   1.0129
3/13/02  0.9745   1.0004
3/14/02  0.9818   1.0012
3/15/02  0.9821   1.0022
3/18/02  0.9821   1.0031
3/19/02  0.9815   1.0001
3/20/02  0.9851   1.0017
3/21/02  0.9821   1.0076
3/22/02  0.9766   1.0069
3/25/02  0.9756   1.0083
3/26/02  0.9754   1.0151
3/27/02  0.9706   1.0183
3/28/02  0.9693   1.0163

SWISS MARKET PERFORMANCE

     The Swiss market was much steadier during the first quarter of this year compared to the difficult 2001. The market's defensive nature, improvement in the performance of cyclical companies in the chemical and engineering sectors and favorable relative valuations compared to the averages in the U.S., contributed to the performance. The Swiss franc was more stable than the euro against the U.S. dollar. The performance was +3.54% for the Swiss Performance Index (SPI) in U.S. dollar terms.

     Overall, Swiss companies' first quarter 2002 results came in line with lowered consensus estimates. The market looked closely at how corporations were managing the down cycle. Cost reduction was obviously a

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

key factor as well as the effort to maintain cash flow margins. The majority of the companies were able to reduce working capital requirements showing great discipline in managing inventories. In general, capital expenditures could not be maintained but Management does not think that this will impair companies' competitive position at this stage.


--------------------------------------------------------------------------------
                                        FOR THE QUARTER
SWISS PERFORMANCE IN SWISS FRANCS     (12/31/01-3/31/02)
--------------------------------------------------------------------------------
 SWISS PERFORMANCE INDEX                        4.08%
 CYCLICAL GOODS & SERVICES                     19.77%
 CHEMICALS                                     16.42%
 TELECOMMUNICATIONS                            12.44%
 BASIC RESOURCES                               11.12%
 HEALTHCARE                                    10.33%
 AUTO                                          10.22%
 NON CYCLICAL GOODS & SERVICES                  8.73%
 MEDIA                                          7.87%
 CONSTRUCTION                                   6.03%
 FOOD & BEVERAGE                                5.50%
 TECHNOLOGY                                     4.94%
 UTILITY SUPPLIERS                              4.88%
 INDUSTRIAL GOODS & SERVICES                    3.45%
 BANKS                                         (1.20)%
 FINANCIAL SERVICES                            (6.50)%
 RETAIL                                        (8.08)%
 INSURANCE                                     (9.15)%

--------------------------------------------------------------------------------
SWISS EQUITY INDEX PERFORMANCES (12/31/01 TO 3/31/02)
--------------------------------------------------------------------------------
                                   SWISS        U.S.$
INDEX                             FRANCS        TERMS
--------------------------------------------------------------------------------
 SPI INDEX                         4.08%        2.56%
 SWISS HELVETIA NAV                4.57%        3.04%
 SWISS HELVETIA MARKET PRICE       5.63%        4.09%


SWISS ECONOMY
     The Swiss economy continues steadily, though slowly, towards recovery. Consensus estimates for Swiss GDP growth remained little changed over the past months, holding at 1.1% for 2002, and 2.2% for 2003. The Purchasing Managers Index (PMI) rose for a fourth straight month, from 43.8 in December to 47.9 in March. The PMI remains below the expansion mark of 50, suggesting that business activity lags behind several EU economies in the region. Nevertheless, the inventory correction is nearing completion.

     March's foreign trade figures confirmed a rebound in exports between the last quarter of 2001 and the first quarter of 2002. Data released for March showed that imports bottomed out in the final quarter of 2001. The downward trend in capital spending has been stopped as well.

     The Swiss central bank, seeing the first signs of a revival, left the benchmark interest rate unchanged at a two-year low of 1.75% but lowered its two-week repurchase rate 10 basis points to 1.39% in March.

     Swiss National Bank President Jean-Pierre Roth expects economic growth to accelerate in the coming months, led by rising exports to the U.S. and Europe. He indicated that "we can expect growth to approach its potential toward year end, if there aren't any unforeseen exchange turbulences."

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     Domestic consumption held strong during the first quarter, with retail sales up 3.8% from the prior year for the first two months, despite some softening in the labor market.

STRATEGY
     As mentioned in the last annual report, the Fund's Management is focusing on companies with strong balance sheets, strong cash flow generation and some-what cautious management with a good track record in dealing with economic down cycles. One of the reasons for this approach is uncertainty over whether there will be enough improvement in final demand to sustain the economic recovery's upturn once inventory restocking is complete.

     Under current market conditions, stock selection very sensitive to valuation was the principal tool for investment as opposed to sector rotation, or sector approach. Situations with lower risks are preferred even if they normally provide less upside potential. Turnaround situations are also considered if there is enough margin for error in the balance sheet and if credible catalysts are in place to unlock asset value. Another key element is corporate governance.

     Management believes economies are still in the process of absorbing the effect of the market bubble of the late 90 `s. This will result in an environment with slower economic growth than usual coming out of a recession and lower return for financial assets. The consequences are that stock market average returns will show mediocre performance and the dispersion of return among the components of those averages should continue to increase. Against the current macro economic backdrop, active management based on careful stock selection has a better chance to provide higher returns than corresponding passively managed benchmarks.

     Management reduced the number of stocks in the small capitalization sector of the market, focusing only on companies that were favorably priced, had a strong discipline in managing assets and cash flow, and that were improving their market position.

     The number of holdings in the large and medium capitalization sectors (capitalization of $2 billion and over) were increased, mainly because of their capacity to withstand a slow economic environment.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


FUND PERFORMANCE

     Over the course of the last five years and the first quarter of 2002, theFund has produced a cumulative total return of 89.91% (based on net asset value in Swiss francs). This along with the performance of the indices found in the Fund's peer group follows for the respective periods.

PEER GROUP PERFORMANCE IN SWISS FRANCS

                               TOTAL                                                                  CUMULATIVE
                            RETURN YTD       TOTAL       TOTAL       TOTAL       TOTAL       TOTAL    PERFORMANCE
                           AS OF 3/31/02   RETURN 01   RETURN 00   RETURN 99   RETURN 98   RETURN 97   1/97-3/02
------------------------------------------------------------------------------------------------------------------
  The Swiss Helvetia Fund
    Performance (NAV)            4.57%        -22.91%      14.06%       14.70%     15.89%      55.38%       89.91%
------------------------------------------------------------------------------------------------------------------
  Swiss Performance Index        4.08%        -22.03%      11.91%       11.69%     15.36%      55.19%       81.59%
------------------------------------------------------------------------------------------------------------------
  Swiss Market Index
    (29 companies)               3.70%        -21.11%       7.47%        5.71%     14.28%      58.93%       68.80%
------------------------------------------------------------------------------------------------------------------
  Switzerland iShares**
    (Formerly called
    Webs Switzerland)            5.80%        -23.39%       7.47%       12.52%     12.28%      44.58%       59.12%
------------------------------------------------------------------------------------------------------------------
  CS Equity Swiss
    Blue Chips                   3.01%        -22.12%      10.97%        7.57%     14.24%      59.85%       74.88%
------------------------------------------------------------------------------------------------------------------
  UBS Equity Inv.
    Switzerland                  4.40%        -22.00%       7.40%        6.40%     12.80%      56%          63.75%
------------------------------------------------------------------------------------------------------------------
  Pictet Valsuisse               3.94%        -22.49%       7.34%        9.36%     11.02%      55.67%       63.44%
------------------------------------------------------------------------------------------------------------------
  Saraswiss (Bank Sarasin)       2.64%        -24.45%       9.72%        6.87%     12.75%      53.62%       57.49%
------------------------------------------------------------------------------------------------------------------
  Swiss Bar (Julius Baer)        3.05%        -23.30%      11.30%        2.50%     13.60%      55.94%       59.73%
------------------------------------------------------------------------------------------------------------------

SOURCES: BLOOMBERG, MANAGEMENT COMPANIES' WEBSITES, AND

INVESTMENT COMPANY CAPITAL CORP., THE FUND'S ADMINISTRATOR.PERFORMANCE OF FUNDS IS BASED ON NAV

*IN EACH CASE EXCEPT FOR SARASWISS, TOTAL RETURN IS CALCULATED ASSUMING
 REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN SWITZERLAND ISHARES, ARE NOT REGISTERED WITH THESECURITIES AND EXCHANGE COMMISSION. PERFORMANCE INFORMATION FROM SUCH FUNDS IS DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES.

**SWITZERLAND ISHARES ARE TRADED ON THE NEW YORKSTOCK EXCHANGE AND INVEST IN
  MOST OF THE SAME STOCKS LISTED IN THE MORGANSTANLEY CAPITAL INTERNATIONAL (SWITZERLAND) INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL OF SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF ISHARES IS CALCULATED BASED UPON THE DECEMBER 31 CLOSING PRICES EACH YEAR USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF THE CLOSE OF EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS:12/31/96 CHF/USD = 1.339, 12/31/97 CHF/USD = 1.462, 12/31/98 CHF/USD, 12/31/99 CHF/USD
  = 1.59, 12/31/00 CHF/USD = 1.6149, 3/31/02 CHF/USD = 1.6813.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)


CORPORATE ACTIVITY HIGHLIGHTS
DURING THE 4TH QUARTER
     Nestle: the company completed the announced floating of part of its wholly owned subsidiary Alcon on the New York Stock Exchange. Nestle still owns over 75% of Alcon.

     Givaudan: the second largest marketer of fragrances and flavorings in the world agreed to purchase Nestle's food ingredient unit for 750 million Swiss francs in cash and shares. As part of the transaction, Nestle will take an equity stake in Givaudan.

OUTLOOK
     We continue to believe there is a good case for investing in Switzerland.

     Volatility is trending lower and is likely to stay that way. Historically low interest rates will be compensating for an uncertain economic outlook and high expectations of earnings recovery. In this volatility context, correlations between stock markets tend to go down, increasing the benefits of diversification. In addition, the U.S. dollar is vulnerable. While Management mentioned this fact several times in previous stockholder letters, the U.S. currency maintained its strength due to a lack of alternatives (real or perceived). However, signs are mounting that investors are starting to feel that the current level of U.S. corporate and consumer debt will deny the Federal Reserve, the monetary tool to prevent a resurgence in inflation later in the cycle. Instead, the Fed may try to alleviate corporate profit difficulties by continuing to add liquidity, thereby deflating the currency. In addition, the Federal Government is taking part in stabilizing the economy by increasing spending and taking measures to allow lower corporate income taxes. The byproduct of this counter-cyclical policy is to increase the budget deficit, which may even be underestimated at this point. The recent rise in gold prices can be attributed to the expectation of persistently low short-term rates and weakness in the U.S. dollar.

     The very low risk premium given to U.S. assets compared to the rest of the world is also very much in question now in the midst of the accounting problems, earnings reliability, and mediocre corporate governance seen with U.S.
companies. This should as well justify looking outside the United States for equity investments.

Sincerely,

/s/ Paul Hottinguer
Paul Hottinguer
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


/s/ Rodolphe Hottinger
Rodolphe Hottinger
PRESIDENT AND CHIEF OPERATING OFFICER
March 31, 2002

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments                                           March 31, 2002
(Unaudited)


                                                  Percent
  No. of                                          of Net
  Shares       Security                  Value    Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.05%

BANKS -- 7.21%

     500 BANK SARASIN & CO.1
         REGISTERED SHARES           $ 890,683       0.27%
         Specializes in
         investment advisor services
         and portfolio management
         for private and
         institutional customers
         in Europe.
         (cost $327,724)

   3,300 JULIUS BAER HOLDINGS AG1
         BEARER SHARES               1,056,172       0.33
         Banking group specializing
         in asset management,
         investment consulting and
         securities trading.
         (cost $351,134)

 435,000 UBS LTD.1,2
         REGISTERED SHARES          21,387,091       6.61
         Global bank with three
         core business units:
         UBS Switzerland, UBS
         Asset Management and
         UBS Warburg.
         (cost $8,162,640)
                                   -----------     ------
                                    23,333,946       7.21

BIOTECHNOLOGY -- 2.96%

   5,500 BERNA BIOTECH AG1
         REGISTERED SHARES           2,896,799       0.90
         Produces vaccines for
         influenza, hepatitis,
         travel and general
         immunization.
         (cost $2,164,485)

   7,600 SERONO SA1
         BEARER SHARES               6,678,938       2.06
         Develops and markets
         biotechnology products.
         (cost $5,432,408)
                                   -----------     ------
                                     9,575,737       2.96


                                                  Percent
  No. of                                          of Net
  Shares       Security                  Value    Assets
--------------------------------------------------------------------------------
CHEMICALS -- 7.40%

 210,000 CLARIANT LTD.1
         REGISTERED SHARES          $4,782,079       1.48%
         Specializes in color
         chemistry and manufactures
         a range of dyestuffs,
         pigments, chemicals,
         additives and master
         batches for the textile,
         paper, leather,
         plastics, synthetic
         fibers and paint industries.
         (cost $4,515,837)

   2,250 GURIT-HEBERLEIN AG1
         BEARER SHARES               1,536,429       0.47
         Specialty chemical company
         active in advance
         composites, chemical
         fibers, dental materials
         and medical products.
         (cost $2,223,639)

  15,200 LONZA AG1,2
         REGISTERED SHARES          10,090,612      3.12
         Produces chemicals,
         plastics, and energy.
         (cost $8,989,553)

   2,523 SIKA FINANZ LTD.1
         BEARER SHARES                 531,836      0.16
         Leading producer of
         construction chemicals.
         (cost $614,614)

 115,000 SYNGENTA AG1
         REGISTERED SHARES           7,016,359       2.17
         Produces crop protection
         products and seeds.
         (cost $6,682,730)
                                   -----------     ------
                                    23,957,315       7.40

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                               March 31, 2002
(Unaudited)


                                                  Percent
  No. of                                          of Net
  Shares       Security                  Value    Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

CONSTRUCTION -- 3.08%

  44,000 HOLCIM LTD.1,2
         REGISTERED SHARES          $9,954,278       3.08%
         Produces and markets
         various building materials,
         in addition to providing
         consulting and engineering
         services in all areas
         of the cement
         manufacturing process.
         (cost $8,518,239)
                                   -----------     ------
                                     9,954,278       3.08

CYCLICAL GOODS & SERVICES -- 2.27%

 270,000 COMPAGNIE FINANCIERE
         RICHEMONT AG1
         BEARER SHARES               6,212,517       1.92
         Investment company with
         principal interests in
         luxury goods and tobacco.
         (cost $3,309,623)

  11,000 THE SWATCH GROUP, LTD.1
         BEARER SHARES               1,118,550       0.35
         Manufactures watches, watch
         components and
         microelectronics. Produces
         machine tools for scientific,
         medical and industrial use.
         (cost $673,362)
                                   -----------     ------
                                     7,331,067       2.27

FINANCIAL SERVICES -- 5.42%

  463,000CREDIT SUISSE GROUP1,2
         REGISTERED SHARES          17,526,424       5.42
         A global operating
         financial group.
         (cost $8,942,685)
                                   -----------     ------
                                    17,526,424       5.42



                                                  Percent
  No. of                                          of Net
  Shares       Security                  Value    Assets
--------------------------------------------------------------------------------
FOOD & BEVERAGES -- 14.74%

     300 LINDT & SPRUNGLI AG1
         REGISTERED SHARES          $1,717,238       0.53%
         Major manufacturer of
         premium Swiss chocolates.
         (cost $1,196,399)

 207,000 NESTLE LTD.1,2
         REGISTERED SHARES          45,969,954      14.21
         Largest food and beverage
         processing company in the
         world.
         (cost $12,427,540)
                                   -----------     ------
                                    47,687,192      14.74

HEALTH CARE SERVICES -- 0.15%

     546 GALENICA HOLDING LTD.1
         REGISTERED SHARES             482,423       0.15
         Manufactures and distributes
         prescription and
         over-the-counter drugs,
         toiletries and hygiene
         products.
         (cost $490,462)
                                   -----------     ------
                                       482,423       0.15

INDUSTRIAL GOODS & SERVICES -- 6.95%

 106,500 ADECCO SA1
         BEARER SHARES               6,750,713       2.09
         Leading personnel and
         temporary employment company.
         (cost $5,031,633)

   4,055 BELIMO AUTOMATION AG1
         REGISTERED SHARES           1,396,532       0.43
         World market leader in
         damper and volume control
         actuators for ventilation
         and air conditioning
         equipment.
         (cost $1,259,329)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                               March 31, 2002
(Unaudited)



                                                  Percent
  No. of                                          of Net
  Shares       Security                  Value    Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

     750 DAETWYLER HOLDING INC.1
         BEARER SHARES              $1,002,019       0.31%
         Manufactures cable, rubber
         and plastic products, steel
         tubing, pharmaceutical
         packaging and industrial
         components.
         (cost $1,249,175)

   4,800 KABA HOLDING AG1
         REGISTERED SHARES           1,083,071       0.33
         Provides mechanical and
         electronic security systems.
         (cost $1,095,718)

  11,025 KOMAX HOLDING AG1
         REGISTERED SHARES             553,181       0.17
         Seller of wire processing
         machines. Most important
         markets are the car,
         household appliance,
         telecommunications and
         electronics industries.
         (cost $415,378)

  66,200 KUEHNE & NAGEL
         INTERNATIONAL LTD.1
         REGISTERED SHARES           4,402,589       1.36
         Operates sea freight, land
         and rail transportation
         businesses and warehousing
         and distribution
         facilities.
         (cost $3,446,629)

   5,400 SAIA-BURGESS ELECTRONICS
         HOLDING AG1
         REGISTERED SHARES           1,571,166       0.49
         Develops and produces
         switches, motors and
         programmable control
         devices.
         The company's products are
         mainly used in the
         automobile, heating & air
         conditioning and
         telecommunications industries.
         (cost $1,485,298)



                                                  Percent
  No. of                                          of Net
  Shares       Security                  Value    Assets
--------------------------------------------------------------------------------
INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

   5,263 SCHAFFNER HOLDING LTD.
         REGISTERED SHARES          $1,165,667       0.36%
         Develops, manufactures and
         markets electrical
         components and test
         equipment in the area
         of EMC (Electro Magnetic
         Compatibility).
         (cost $1,469,991)

   2,650 SCHINDLER HOLDING AG1
         REGISTERED SHARES           4,563,268       1.41
         One of the world's
         largest elevator companies
         and a leading Swiss
         machinery enterprise.
         (cost $3,510,746)
                                   -----------     ------
                                    22,488,206       6.95

INSURANCE -- 6.41%

  30,000 BALOISE HOLDING AG1
         REGISTERED SHARES           2,333,591       0.72
         Medium-sized insurer
         active in all
         sectors of insurance.
         (cost $151,739)

  80,000 CONVERIUM HOLDING AG1
         BEARER SHARES               4,085,268       1.26
         Provides life and non-life
         reinsurance worldwide.
         (cost $3,930,488)

 156,000 SCHWEIZERISCHE RUCKVERSICHERUNGS-
         GESELLSCHAFT (SWISS REINSURANCE
         COMPANY)1,2
         REGISTERED SHARES          14,334,659       4.43
         Second largest reinsurance
         company in the world.
         (cost $6,931,866)
                                   -----------     ------
                                    20,753,518       6.41

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (concluded)                               March 31, 2002
(Unaudited)



                                                  Percent
  No. of                                          of Net
  Shares       Security                  Value    Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONCLUDED)

MISCELLANEOUS MEDICAL SERVICES -- 0.33%

  14,500 STRAUMANN HOLDING AG1
         REGISTERED SHARES          $1,076,243       0.33%
         Develops, produces and
         sells surgical implants
         and instruments for dental
         medicine, jaw and face
         surgery worldwide.
         (cost $1,077,230)
                                   -----------     ------
                                     1,076,243       0.33

NON-CYCLICAL GOODS & SERVICES -- 3.19%

  32,200 GIVAUDAN1
         REGISTERED SHARES          10,324,803       3.19
         Manufactures and markets
         fragrance and flavor
         compounds with natural and
         synthetic ingredients.
         (cost $10,417,612)
                                   -----------     ------
                                     10,324,803      3.19

PHARMACEUTICALS -- 30.46%

1,580,000 NOVARTIS AG2
          REGISTERED SHARES         62,061,042      19.18
          Life science group
          created by the
          consolidation of Sandoz
          and Ciba-Geigy.
          Manufactures health care
          products for use in a
          broad range of medical
          fields, as well as
          agricultural products.
          The second largest
          pharmaceutical entity
          in the world.
          (cost $21,636,239)

  470,000 ROCHE HOLDINGS LTD.1,2
          DIVIDEND RIGHTS
          CERTIFICATES              36,489,817      11.28
          Worldwide pharmaceutical
          company.
          (cost $10,193,328)
                                   -----------     ------
                                    98,550,859      30.46




                                                  Percent
  No. of                                          of Net
  Shares       Security                  Value    Assets
--------------------------------------------------------------------------------
TECHNOLOGY -- 2.94%

  44,000 KUDELSKI SA1
         BEARER SHARES              $2,270,412       0.70%
         Designs, produces
         and distributes equipment
         under the `Nagra' brand
         name for professional
         data display in audio
         and video applications.
         (cost $2,772,596)

 152,800 LOGITECH INTERNATIONAL SA1,2
         REGISTERED SHARES           7,231,257       2.24
         Manufactures personal
         computer input devices, as
         well as producing trackballs,
         desktop publishing programs
         and related software.
         (cost $2,807,051)
                                   -----------     ------
                                     9,501,669       2.94

TELECOMMUNICATIONS -- 3.54%

   38,000SWISSCOM AG1,2
         REGISTERED SHARES          11,462,502       3.54
         Operates public
         telecommunication
         networks and offers
         network application
         services.
         (cost $10,137,063)
                                  ------------     ------
                                    11,462,502       3.54

         TOTAL COMMON STOCKS
         (cost $164,042,183)      $314,006,182      97.05%

         OTHER ASSETS IN EXCESS
         OF LIABILITIES              9,529,285       2.95
                                  ------------     ------
         NET ASSETS               $323,535,467     100.00%
                                  ============     ======



--------------------------------------------------------------------------------
1 NON-INCOME PRODUCING SECURITY FOR THE THREE MONTHS ENDED MARCH 31, 2002.
2 ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.


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